DREYFUS LIFETIME PORTFOLIOS, INC.
                   GROWTH AND INCOME PORTFOLIO - INVESTOR CLASS

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,107.20

                                T       =     35.28%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
              GROWTH AND INCOME PORTFOLIO - INVESTOR CLASS

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 13.84 +  (  13.84 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =   10.72%
                                    ========






                         DREYFUS LIFETIME PORTFOLIOS, INC.
                       GROWTH AND INCOME PORTFOLIO - CLASS R

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,108.00

                                T       =     35.57%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
                  GROWTH AND INCOME PORTFOLIO - CLASS R

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 13.85 +  (  13.85 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =   10.80%
                                    ========






                         DREYFUS LIFETIME PORTFOLIOS, INC.
                         GROWTH PORTFOLIO - INVESTOR CLASS

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,138.40

                                T       =     46.91%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
                    GROWTH PORTFOLIO - INVESTOR CLASS

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 14.23 +  (  14.23 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =   13.84%
                                    ========






                         DREYFUS LIFETIME PORTFOLIOS, INC.
                            GROWTH PORTFOLIO - CLASS R

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,139.20

                                T       =     47.22%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
                       GROWTH PORTFOLIO - CLASS R

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 14.24 +  (  14.24 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =   13.92%
                                    ========






                         DREYFUS LIFETIME PORTFOLIOS, INC.
                         INCOME PORTFOLIO - INVESTOR CLASS

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,060.00

                                T       =     18.88%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
                    INCOME PORTFOLIO - INVESTOR CLASS

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 13.25 +  (  13.25 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =    6.00%
                                    ========






                         DREYFUS LIFETIME PORTFOLIOS, INC.
                            INCOME PORTFOLIO - CLASS R

                      AVERAGE ANNUAL TOTAL RETURN COMPUTATION


     Average annual total return computation from inception through 7/31/95 based upon the following formula:

                                      n
                            P( 1 + T )  =   ERV


          where: P = a hypothetical initial payment of $1,000
                 T = average annual total return
                 n = number of years
                ERV = ending redeemable value as of 7/31/95 of a $1,000
                    hypothetical investment made on 3/31/95  (inception)



                                  0.337
                  1000( 1 + T )         =  1,060.80

                                T       =     19.14%
                                          ==========





                    DREYFUS LIFETIME PORTFOLIOS, INC.
                       INCOME PORTFOLIO - CLASS R

                         TOTAL RETURN COMPUTATION

        Total return computation from inception through 7/31/95 based upon the following formula:



                         [ C + ( C x B ) ] - A
                         ---------------------
                  T =           A



        where:    A = NAV at beginning of period
                  B = Additional shares purchased through dividend reinvestment C = NAV at end of period
                  T = Total return




                  T =   [ 13.26 +  (  13.26 x    0.0000 ) ] - 12.50
                        --------------------------------------------
                                      12.50


                                T =    6.08%
                                    ========